Executive Transition Costs	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Executive Transition Costs
22. Executive Transition Costs
The Company recorded Chief Executive Officer retirement and transition costs related to the retirement of our former Chief Executive Officer pursuant to the Executive Transition Agreement dated August 29, 2012 (as amended and extended to date), which resulted in $4,404 of expenses for the year ended December 31, 2016. The total Chief Executive Officer retirement and transition costs were paid in full in 2019. In addition, the Company recorded executive transition costs of $2,818 as a result of hiring a new Chief Executive Officer and Chief Financial and Administrative Officer for the year ended December 31, 2017, separately disclosed on the Consolidated Statements of Comprehensive (Loss) Income. The total executive transition costs of $1,169 which is cash basis was paid in full in 2018. The following table includes a rollforward of executive transition costs included in accrued expenses, see Note 16.

Accrued executive transition costs at January 1, 2017	$2,406
Executive transition costs accrued in 2017	2,818
Stock-based compensation	(1,612)
Cash payments	(1,275)

Accrued executive transition costs at December 31, 2017	2,337

Executive transition costs accrued in 2018	—
Cash payments	(2,294)

Accrued executive transition costs at December 31, 2018	43

Executive transition costs accrued in 2019	—
Cash payments	(43)

Accrued executive transition costs at December 31, 2019	$—